Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 5

dated January 8, 2018 to the

Intelligent Life® VUL Prospectus

dated May 1, 2017, as supplemented May 24, 2017, June 12, 2017 and September 12, 2017

Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2017, as supplemented May 24, 2017, June 12, 2017 and September 12, 2017

Intelligent Variable Annuity® Prospectus

dated May 1, 2017, as supplemented May 24, 2017, June 12, 2017 and September 12, 2017

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Matson Money Fixed Income VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money U.S. Equity VI Portfolio

On page 7 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and page 4 of the Intelligent Variable Annuity prospectus, the minimum and maximum total operating expense table has changed as follows to reflect changes in the expenses for these 3 portfolios effective December 31, 2017.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.12%	1.37%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.09%	1.37%

[1]

Certain of the Portfolios have entered into contractual expense waiver or reimbursement arrangements that reduce Portfolio expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2018. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

On pages 7-9 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and pages 4-6 of the Intelligent Variable Annuity prospectus, the annual portfolio operating expenses table has changed as follows to reflect changes in the expense for these 3 portfolios effective December 31, 2017.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Matson Money Fixed Income VI Portfolio[1]	0.50%	0.00%	0.27%	0.18%	0.95%	0.00%	0.95%
Matson Money International Equity VI Portfolio[1]	0.50%	0.00%	0.38%	0.44%	1.32%	0.00%	1.32%
Matson Money U.S. Equity VI Portfolio[1]	0.50%	0.00%	0.31%	0.27%	1.08%	0.00%	1.08%

[1]

Acquired Fund Fees and Expenses are indirect fees and expenses that the Portfolio incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Portfolio Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include indirect expenses such as Acquired Fund Fees and Expenses.

For more information about these changes and about the portfolios in general, please refer to the Matson Money Fund Prospectus for these portfolios.

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